Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2023 Insight Direct USA, Inc. All Rights Reserved. 1 Insight Enterprises, Inc. Second Quarter 2023 Earnings Conference Call and Webcast

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 23 Disclosures ◦ Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to our expectations about future financial results and the assumptions related thereto, our expectations regarding current supply constraints, our expectations regarding backlog shipments, our expectations relating to repurchases of our common stock, future expected trends in the IT market and our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. Insight Enterprises, Inc. (the "Company") undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about forward-looking statements and risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. ◦ Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to the back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non- GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. ◦ Constant currency In some instances, the Company refers to changes in net sales, gross profit, earnings from operations and Adjusted earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In addition, the Company refers to changes in Adjusted diluted earnings per share on a consolidated basis excluding the effects of fluctuating foreign currency exchange rates. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 33 Table of Contents ◦ Solutions Integrator Strategy ◦ Areas of Expertise ◦ Solutions at Work ◦ Industry and Partner Recognitions ◦ Second Quarter 2023 Highlights and Performance ◦ 2027 KPIs for Success ◦ Adjusted EBITDA and Debt Covenants ◦ 2023 Outlook ◦ Appendix

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 43 Our strategy is to become THE leading SOLUTIONS INTEGRATOR The pillars of our strategy are: Solutions Integrator Systems Integrator Reseller Distributor ≠ Captivate Clients Sell Solutions Deliver Differentiation Champion our Culture

Well Positioned to Help Organizations

Modern Workplace
Create a productive, flexible and secure workplace

Modern Apps
Create new product experiences and transform legacy applications to drive increased business value

Modern Infrastructure
Architect and modernize multicloud and networking solutions to drive business transformation

Our expertise

Intelligent Edge
Gather and utilize data in the most efficient way possible to enable real-time decision-making and affect pivotal outcomes

Data and AI
Leverage analytics and AI to transform business operations and user experiences

Cybersecurity
Mitigate risks and secure business assets

Our services

Managed Services
Eliminate business disruption and strategically align resources

Consulting Services
Create competitive advantages and improve operations by aligning business goals to IT and product strategies

Hardware, Software and Lifecycle Services
Simplify supply chain and streamline costs across the global hardware and software lifecycle

Insight.

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 63 Early AI Client Stories • A recruiting firm wants to augment its recruiting process to retrieve job postings and other hiring metadata to reduce time to match candidates to roles • A technology distributor wants to take their proof- of-concept OpenAI conversational agent to production Information Synthesis for Faster Hiring: Conversational Agent: • Insight Lens for GenAI will be deployed to quickly design, build and deploy infrastructure to support the platform • Insight will provide recommendations and technical plans for their GenAI roadmap to improve efficiencies in information retrieval optimization and security management The challenge: The solution:

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 73 Machine Learning Brings New Hope for Better Patient Outcomes The challenge: The results: • A healthcare service provider wanted targeted treatment recommendations for patients with high blood pressure • The recommendations needed to be based on unique data, including patients' symptoms, medications and risk factors • Significantly improved predictive accuracy with ~800 patient data points informing ML model • More personalized care, improved patient quality of life • Healthcare cost savings and improved treatments for the hypertension patient population • Insight engaged to conduct a viability and workflow assessment of current hypertension treatments and use of Machine Learning (ML) in the environment • To improve predictive accuracy nearly 800 patient data points were used or engineered for every patient encounter • These data points were designed and assembled into a comprehensive Electronic Health Record data model The solution:

Industry and Partner Recognitions


Insight Microsoft
2023 Microsoft Solution Assessments Worldwide Partner of the Year

Microsoft

- U.S. Azure Cloud Native App Development Partner of the Year
- U.S. Retail & Consumer Goods Partner of the Year
- Australia Partner of the Year
- Hong Kong Partner of the Year
- Western Europe Managed Service Provider Partner of the Year
- EMEA Surface Reseller Partner of the Year
- Canada Inclusion Changemaker Impact Award
- Canada Modern Marketing Impact Award

No. 379 FORTUNE 500

DEI Best Place to Work for Disability Inclusion 2023 — 100 Disability Equality Index

Forbes 2023 The Best Employers for Women

Forbes 2022 World's Top Female Friendly Companies

Best Employers for Diversity — Forbes 2023

ADP Insight — Humanity at work partner of the year 2022

Human Rights Campaign Foundation — Best Places to Work 2022 for LGBTQ+ Equality — 100% Corporate Equality Index

U.S. Best Places to Work

No. 1 | Inland Northwest
No. 2 | Phoenix Business Journal
No. 4 | Columbus CEO Magazine
No. 7 | Triangle Business Journal
No. 9 | Phoenix Healthiest Employers
No. 16 | Best Tech Internships
No. 24 | Forbes Best Employers – Ohio
No. 50 | Forbes Best Employers – Arizona

International Best Places to Work

No. 1 | Hong Kong Best Workplaces
No. 1 | Singapore Best Workplaces in Tech
No. 4 | Austria Best Workplaces
No. 7 | Italy Best Workplaces
No. 11 | UK Best Workplaces
No. 11 | Australia Best Workplaces
No. 12 | Italy Best for Diversity, Equity & Inclusion
No. 13 | Spain Best Workplaces
No. 16 | UK Best Workplaces for Wellbeing
No. 22 | Best Workplaces in Europe
No. 27 | UK Best Workplaces for Women
Certified | Philippines Great Place to Work
Certified | China Great Place to Work
Certified | New Zealand Great Place to Work
Canada | Montreal Gazette Top 100 Employers
Canada | 50 Most Engaged Workplaces: **Elite 8**

Insight

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Q2 2023 Performance

(Changes against prior year period)

NET SALES

$2.3B

decrease of 14%

GROSS PROFIT

$433M

decrease of 1%

51% services gross profit as a % of total gross profit***, including 23% from cloud

EARNINGS

EARNINGS FROM OPERATIONS

$119M

decrease of 8%

ADJUSTED EARNINGS FROM OPERATIONS*

$130M

decrease of 8%

DILUTED EARNINGS PER SHARE

$2.17

decrease of 10%

ADJUSTED DILUTED EARNINGS PER SHARE*

$2.56

decrease of 8%

MARGINS

RECORD GROSS MARGIN

18.4%

up 240 bps

RECORD EFO MARGIN

5.0%

up 30 bps

RECORD ADJUSTED EFO* MARGIN

5.5%

up 30 bps

SEGMENTS

	NET SALES	GROSS PROFIT	EFO	ADJUSTED EFO*
NORTH AMERICA	**$1.9B** decrease of 16%	**$343M** decrease of 2%	**$95M** decrease of 8%	**$105M** decrease of 9%
EMEA	**$392M** decrease of 8% decrease of 8%**	**$72M** increase of 4% increase of 3%**	**$16M** decrease of 9% decrease of 11%**	**$18M** decrease of 5% decrease of 7%**
APAC	**$61M** decrease of 13% decrease of 8%**	**$18M** flat YoY increase of 5%**	**$7M** decrease of 6% decrease of 2%**	**$7M** decrease of 5% decrease of 1%**

SERVICE DELIVERY SCALE

HEADCOUNT

Skilled, certified consulting and service delivery professionals

5,300+

CASH FLOWS AND CASH CYCLE

CASH CONVERSION CYCLE

32 DAYS

down 16 days

Days sales outstanding (DSO) +21 days
Days inventory outstanding (DIO) -3 days
Days purchases outstanding (DPO) +(34) days

NET CASH FROM OPERATIONS

$28M Q2 2023 / $188M H1 2023

Insight

* See Appendix for reconciliation of non-GAAP measures
** Reference "Constant currency" section on slide 2 of this presentation
*** For the twelve months ended June 30, 2023

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 103 2027 KPIs for Success KPIs TTM Q2 2023 2027 Adjusted EBITDA Margin* 5.0% 6.5% - 7.0% Adjusted ROIC* 15.6% >25% Core services GP | 5-year CAGR** 13% 16% - 20% Cloud GP | 5-year CAGR** 23% 16% - 20% Adjusted DEPS* | 5-year CAGR** 12% 19% - 22% Adjusted free cash flow as % of Adjusted net earnings* 224% >90% *Adjusted non-GAAP basis excludes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable. Due to the inherent difficulty of forecasting these adjustments, which impact net earnings, diluted earnings per share, adjusted free cash flow, ROIC and EBITDA margin, the Company is unable to reasonably estimate the impact of such adjustments, if any, to net earnings, diluted earnings per share, adjusted free cash flow, ROIC and EBITDA. Accordingly, the Company is unable to provide a reconciliation for the 2027 forecast of GAAP to non-GAAP net earnings, diluted earnings per share, adjusted free cash flow, ROIC and EBITDA margin. See Appendix and elsewhere in this presentation for reconciliation of historical non-GAAP measures ** Baseline year for 2027 CAGR is 2022. Baseline year for TTM Q2 2023 CAGR is 2018 Note: Insight Core services is defined as services Insight delivers and manages. Adjusted free cash flow is defined as cash flow from operations minus capital expenditures

NET SALES

$2.3B decrease of 14% y/y


$2.7B
$2.5B
$2.5B
$2.3B
$2.3B
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Trailing twelve months

$9.7B* decrease of 7% y/y


$9.9B
$10.4B
$10.5B
$10.4B
$10.1B
$9.7B
Q1-22
Q2-22
Q3-22
2022
Q1-23
Q2-23

GROSS PROFIT

$433M decrease of 1% y/y


Gross Margin
16.0%
15.8%
16.8%
16.8%
18.4%
$438M
$399M
$421M
$391M
$433M
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Trailing twelve months

$1.6B* increase of 5% y/y


15.1%
15.0%
15.3%
15.7%
16.3%
16.9%
$1.5B
$1.6B
$1.6B
$1.6B
$1.6B
$1.6B
Q1-22
Q2-22
Q3-22
2022
Q1-23
Q2-23

Insight

* For the twelve months ended June 30, 2023

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SERVICES NET SALES

$404M increase of 2% y/y



$394M
$365M
$384M
$356M
$404M
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Trailing twelve months

$1.5B* increase of 7% y/y



$1,357M
$1,410M
$1,452M
$1,483M
$1,499M
$1,509M
Q1-22
Q2-22
Q3-22
2022
Q1-23
Q2-23

SERVICES GROSS PROFIT

$237M increase of 6% y/y



Gross Margin
57%
51%
56%
55%
59%
$225M
$187M
$213M
$196M
$237M
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

Trailing twelve months

$833M* increase of 10% y/y



53%
54%
53%
54%
55%
55%
$724M
$756M
$772M
$800M
$821M
$833M
Q1-22
Q2-22
Q3-22
2022
Q1-23
Q2-23

Insight

* For the twelve months ended June 30, 2023

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 133 $72M INSIGHT CORE SERVICES GROSS PROFIT $115M CLOUD GROSS PROFIT increase of 12% y/y $257M* increase of 6% y/y * For the twelve months ended June 30, 2023 Note: Insight Core services is defined as services Insight delivers and manages $376M* increase of 28% y/y $67M $59M $65M $61M $72M Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 $231M $241M $246M $253M $252M $257M Q1-22 Q2-22 Q3-22 2022 Q1-23 Q2-23 $103M $82M $91M $88M $115M Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 $270M $294M $312M $340M $364M $376M Q1-22 Q2-22 Q3-22 2022 Q1-23 Q2-23 28% 25% 28% 28% 30% Gross Margin 27% 27% 27% 27% 27% 28% Trailing twelve months Trailing twelve months increase of 7% y/y

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 143 EARNINGS FROM OPERATIONS decrease of 8% y/y ADJUSTED EARNINGS FROM OPERATIONS** $400M* $142M $107M $128M $94M $130M Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 $384M $428M $441M $467M $471M $459M Q1-22 Q2-22 Q3-22 2022 Q1-23 Q2-23 * For the twelve months ended June 30, 2023 ** See Appendix for reconciliation of non-GAAP measures $130M decrease of 8% y/y $459M* increase of 7% y/y $119M $130M $90M $114M $77M $119M Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 increase of 4% y/y $345M $386M $393M $414M $411M $400M Q1-22 Q2-22 Q3-22 2022 Q1-23 Q2-23 Trailing twelve months Trailing twelve months

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 153 DILUTED EARNINGS PER SHARE decrease of 10% y/y ADJUSTED DILUTED EARNINGS PER SHARE** $7.22* $2.78 $1.99 $2.53 $1.78 $2.56 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 $7.61 $8.49 $8.61 $9.11 $9.09 $8.86 Q1-22 Q2-22 Q3-22 2022 Q1-23 Q2-23 * For the twelve months ended June 30, 2023 ** See Appendix for reconciliation of non-GAAP measures $2.56 decrease of 8% y/y $8.86* increase of 4% y/y $2.17 $2.42 $1.58 $2.13 $1.34 $2.17 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 increase of 1% y/y $6.30 $7.15 $7.22 $7.66 $7.47 $7.22 Q1-22 Q2-22 Q3-22 2022 Q1-23 Q2-23 Trailing twelve months Trailing twelve months

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 163 Adjusted EBITDA and Debt Covenants Twelve Months Ended June 30, US Dollars in $000s 2023 2022 Adjusted Consolidated EBITDA Net earnings $ 265,247 $ 263,431 Interest expense 46,391 39,366 Taxes 90,328 88,404 Depreciation and amortization of property and equipment 25,335 21,927 Amortization of intangible assets 33,658 31,765 Other* 24,999 9,996 Adjusted consolidated EBITDA $ 485,958 $ 454,889 Net earnings as a % of net sales 2.7% 2.5 % Adjusted consolidated EBITDA margin 5.0% 4.4 % Add: Non-cash stock-based compensation 28,939 19,260 Less: Capital expenditures (36,885) (82,498) Adjusted consolidated EBITDAS for FCCR Ratio $ 478,012 $ 391,651 Taxes and interest** $ 120,022 $ 104,012 Fixed Charge Coverage Ratio 4.0 3.8 Fixed Charge Coverage $478,012 $120,022 EBITDA-Dividends-CAPEX Fixed Charges $— $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 Total Leverage Ratio $685,065 $514,897 Consolidated Funded Indebtedness Adjusted Consolidated EBITDAS $— $300,000 $600,000 $900,000 $1,200,000 * “Other” includes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) transformation costs, and (iv) certain acquisition and integration related expenses ** Tax expense plus interest expense less non-cash imputed interest under the Company’s inventory financing facilities 3.98x 1.33x

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 173 Full Year 2023 Outlook Assumptions: As of August 3, 2023 As of May 2, 2023 Gross profit growth low to mid single digit mid single digit Adjusted diluted EPS* $9.40 - $9.60 $9.90 - $10.10 Interest expense $46 - $48 million $46 - $50 million Effective tax rate 26% 25% - 26% Capital expenditures $45 - $50 million $55 - $60 million Average share count 34.8 million 34.8 million Other Exclusions and Assumptions: • Average share count for the full year of 34.8 million shares includes estimated potential dilution from the warrants relating to the Call Spread Transactions, net of share repurchases completed in the first six months of 2023 • Excludes acquisition-related intangibles amortization expense of approximately $32 million (posted on website) • Assumes no acquisition or integration-related, transformation or severance and restructuring expenses, net • Assumes no significant change in our debt instruments * Adjusted diluted earnings per share excludes severance and restructuring expense, net and other unique items as well as amortization expense related to acquired intangibles. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and selling and administrative expenses. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2023 forecast

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 193 Q2 2023 YTD | Financial Performance Six Months Ended June 30, US Dollars in $000s, except for per share data 2023 2022 Change Consolidated IEI Net sales $4,673,543 $5,394,227 (13) % Net sales, constant currency* (12) % Product net sales $3,913,254 $4,659,529 (16) % Services net sales $760,289 $734,698 3 % Gross profit $824,505 $816,750 1 % Gross margin 17.6% 15.1% 250 bps Gross profit, constant currency* 2 % Product gross profit $391,077 $416,425 (6) % Services gross profit $433,428 $400,325 8 % GAAP earnings from operations $196,072 $209,405 (6) % Adjusted earnings from operations** $223,665 $231,251 (3) % GAAP diluted earnings per share $3.51 $3.95 (11) % Adjusted diluted earnings per share** $4.34 $4.60 (6) % * Reference “Constant currency” section on slide 2 of this presentation ** See Appendix for reconciliation of non-GAAP measures

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 203 * See Appendix for reconciliation of non-GAAP measures Consolidated IEI Financial Metrics Three Months Ended Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Net Sales YoY 23% 4% (2) % (12) % (14) % Gross Margin 16.0% 15.8% 16.8% 16.8% 18.4 % GAAP EFO $129.6M $90.3M $114.0M $77.5M $118.6M GAAP EFO YoY 46% 9% 22% (3) % (8) % GAAP EFO Margin 4.7% 3.6% 4.6% 3.3% 5.0 % Adjusted EFO* $141.7M $107.1M $128.3M $94.0M $129.7M Adjusted EFO* YoY 45% 14% 25% 5% (8) % Adjusted EFO* Margin 5.2% 4.2% 5.1% 4.0% 5.5 % GAAP Diluted EPS $2.42 $1.58 $2.13 $1.34 $2.17 GAAP Diluted EPS YoY 53% 5% 26% (12) % (10) % Adjusted Diluted EPS* $2.78 $1.99 $2.53 $1.78 $2.56 Adjusted Diluted EPS* YoY 46% 6% 25% (2) % (8) % Twelve Months Ended Q1-22 Q2-22 Q3-22 2022 Q1-23 Q2-23 Net Sales YoY 18% 20% 15% 11% 2% (7) % Gross Margin 15.1% 15.0% 15.3% 15.7% 16.3% 16.9 % GAAP EFO $344.9M $386.0M $393.1M $413.7M $411.3M $400.4M GAAP EFO YoY 21% 29% 22% 25% 19% 4 % GAAP EFO Margin 3.5% 3.7% 3.7% 4.0% 4.1% 4.1 % Adjusted EFO* $383.7M $427.7M $441.3M $466.6M $471.0M $459.0M Adjusted EFO* YoY 18% 30% 25% 29% 23% 7 % Adjusted EFO* Margin 3.9% 4.1% 4.2% 4.5% 4.7% 4.7 % GAAP Diluted EPS $6.30 $7.15 $7.22 $7.66 $7.47 $7.22 GAAP Diluted EPS YoY 24% 33% 25% 29% 19% 1 % Adjusted Diluted EPS* $7.61 $8.49 $8.61 $9.11 $9.09 $8.86 Adjusted Diluted EPS* YoY 23% 34% 26% 28% 19% 4%

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 213 Services Financial Metrics Three Months Ended Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Services Revenue $394M $365M $384M $356M $404M Services Revenue YoY 16% 13% 9% 5% 2% Services Gross Profit $225M $187M $213M $196M $237M Insight Core Services Gross Profit $67M $59M $65M $61M $72M Agent Services* Gross Profit $157M $127M $148M $136M $165M Services Gross Profit YoY 16% 10% 15% 12% 6% Insight Core Services Gross Profit YoY 18% 9% 11% —% 7% Agent Services* Gross Profit YoY 16% 10% 17% 18% 5% Services Gross Margin 57% 51% 56% 55% 59% Insight Core Services Gross Margin 28% 25% 28% 28% 30% Agent Services* Gross Margin 100% 100% 100% 100% 100% Twelve Months Ended Q1-22 Q2-22 Q3-22 2022 Q1-23 Q2-23 Services Revenue $1,357M $1,410M $1,452M $1,483M $1,499M $1,509M Services Revenue YoY 16% 16% 15% 13% 11% 7% Services Gross Profit $724M $756M $772M $800M $821M $833M Insight Core Services Gross Profit $231M $241M $246M $253M $252M $257M Agent Services* Gross Profit $493M $514M $526M $547M $568M $576M Services Gross Profit YoY 14% 14% 13% 13% 13% 10% Insight Core Services Gross Profit YoY 18% 17% 14% 14% 9% 6% Agent Services* Gross Profit YoY 12% 13% 12% 12% 15% 12% Services Gross Margin 53% 54% 53% 54% 55% 55% Insight Core Services Gross Margin 27% 27% 27% 27% 27% 28% Agent Services* Gross Margin 100% 100% 100% 100% 100% 100% * Represents agent services other than those included in Insight Core services Note 1: Insight Core services is defined as services Insight delivers and manages Note 2: Numbers may not foot due to immaterial rounding

Reconciliation of GAAP to Non-GAAP Financial Measures*

US Dollars in $000s, except per share data	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
Adjusted Consolidated Earnings from Operations:					
GAAP consolidated EFO	$ 118,611	$ 129,556	$ 88,469	$ 196,072	$ 209,405
Amortization of intangible assets	8,285	7,904	8,068	16,595	15,829
Other	2,812	4,234	1,127	10,998	6,017
Adjusted non-GAAP consolidated EFO	$ 129,708	$ 141,694	$ 97,664	$ 223,665	$ 231,251
GAAP EFO as a percentage of net sales	5.0%	4.7%	4.0%	4.2%	3.9%
Adjusted non-GAAP EFO as a percentage of net sales	5.5%	5.2%	4.4%	4.8%	4.3%
Adjusted Consolidated Net Earnings:					
GAAP consolidated net earnings	$ 80,482	$ 89,184	$ 58,561	$ 130,454	$ 145,815
Amortization of intangible assets	8,285	7,904	8,068	16,595	15,829
Amortization of debt discount and issuance costs	—	—	3,013	—	—
Other	2,812	4,234	1,127	10,998	6,017
Income taxes on non-GAAP adjustments	(3,032)	(3,078)	(3,042)	(7,233)	(5,478)
Adjusted non-GAAP consolidated net earnings	$ 88,547	$ 98,244	$ 67,727	$ 150,814	$ 162,183
Adjusted Diluted Earnings Per Share:					
GAAP diluted EPS	$ 2.17	$ 2.42	$ 1.58	$ 3.51	$ 3.95
Amortization of intangible assets	0.22	0.21	0.21	0.45	0.43
Amortization of debt discount and issuance costs	—	—	0.08	—	—
Other	0.08	0.11	0.03	0.30	0.16
Income taxes on non-GAAP adjustments	(0.08)	(0.08)	(0.08)	(0.19)	(0.15)
Impact of benefit from note hedge	0.17	0.12	0.09	0.27	0.21
Adjusted non-GAAP diluted EPS	$ 2.56	$ 2.78	$ 1.91	$ 4.34	$ 4.60
Shares used in diluted EPS calculation	37,039	36,821	37,135	37,123	36,901
Impact of benefit from note hedge	(2,516)	(1,539)	(1,660)	(2,413)	(1,608)
Shares used in Adjusted non-GAAP diluted EPS calculation	34,523	35,282	35,475	34,710	35,293

Insight.

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable

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22

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 233 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Three Months Ended June 30, US Dollars in $000s 2023 2022 Adjusted North America Earnings from Operations: GAAP EFO from North America segment $ 95,436 $ 104,273 Amortization of intangible assets 7,766 7,356 Other 1,757 4,027 Adjusted non-GAAP EFO from North America segment $ 104,959 $ 115,656 Adjusted EMEA Earnings from Operations: GAAP EFO from EMEA segment $ 16,267 $ 17,968 Amortization of intangible assets 408 430 Other 1,007 207 Adjusted non-GAAP EFO from EMEA segment $ 17,682 $ 18,605 Adjusted APAC Earnings from Operations: GAAP EFO from APAC segment $ 6,908 $ 7,315 Amortization of intangible assets 111 118 Other 48 — Adjusted non-GAAP EFO from APAC segment $ 7,067 $ 7,433 * Adjusted earnings from operations excludes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, and (vi) the tax effects of each of these items, as applicable

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 243 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) Twelve Months Ended June 30, US Dollars in $000s 2023 Adjusted Free Cash Flow: Net cash provided by operating activities $ 728,063 Less: Purchases of property and equipment 36,885 Adjusted non-GAAP free cash flow $ 691,178 Net cash used in investing activities $ (21,374) Net cash used in financing activities $ (645,470) Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 265,247 Amortization of intangible assets 33,658 Other 24,999 Income taxes on non-GAAP adjustments (15,061) Adjusted non-GAAP consolidated net earnings $ 308,843 Net cash provided by operating activities as % net earnings 274 % Adjusted free cash flow as % of adjusted net earnings 224% * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, and (vi) the tax effects of each of these items, as applicable

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 253 Reconciliation of GAAP to Non-GAAP Financial Measures (continued) 1 Assumed tax rate of 26.0% 2 Average of previous five quarters 3 Computed as GAAP consolidated EFO, net of tax of $104,095 and $100,353 for the twelve months ended June 30, 2023 and 2022, respectively, divided by invested capital 4 Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital 5 Includes transformation costs of $21.1 million and $1.6 million for the twelve months ended June 30, 2023 and 2022, respectively Twelve Months Ended June 30, US Dollars in $000s 2023 2022 Return on Invested Capital: GAAP consolidated EFO $ 400,367 $ 385,973 Amortization of intangible assets 33,658 31,765 Other5 24,999 9,996 Adjusted non-GAAP consolidated EFO $ 459,024 $ 427,734 Income tax expense1 119,346 111,211 Adjusted non-GAAP consolidated EFO, net of tax $ 339,678 $ 316,523 Average stockholders’ equity2 $ 1,602,902 $ 1,502,453 Average debt2 737,496 631,123 Average cash2 (161,900) (114,258) Invested Capital $ 2,178,498 $ 2,019,318 Adjusted non-GAAP ROIC (from GAAP consolidated EFO)3 13.6% 14.1 % Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO)4 15.6% 15.7%

Reconciliation of GAAP to Non-GAAP Financial Measures* (continued)

US Dollars in $000s, except per share data	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
Adjusted Consolidated Earnings from Operations:						
GAAP consolidated EFO	$ 90,279	$ 83,151	$ 114,016	$ 93,417	$ 77,461	$ 79,849
Amortization of intangible assets	8,986	7,988	8,077	7,948	8,310	7,925
Other	7,829	2,396	6,172	1,583	8,186	1,783
Adjusted non-GAAP consolidated EFO	$ 107,094	$ 93,535	$ 128,265	$ 102,948	$ 93,957	$ 89,557
GAAP EFO as a percentage of net sales	3.6%	3.4%	4.6%	3.6%	3.3%	3.0%
Adjusted non-GAAP EFO as a percentage of net sales	4.2%	3.8%	5.1%	4.0%	4.0%	3.4%
Adjusted Consolidated Net Earnings:						
GAAP consolidated net earnings	$ 57,316	$ 55,483	$ 77,477	$ 62,133	$ 49,972	$ 56,631
Amortization of intangible assets	8,986	7,988	8,077	7,948	8,310	7,925
Amortization of debt discount and issuance costs	—	3,049	—	3,079	—	—
Other	7,829	2,396	6,172	1,583	8,186	1,783
Income taxes on non-GAAP adjustments	(4,295)	(3,172)	(3,533)	(3,192)	(4,201)	(2,400)
Adjusted non-GAAP consolidated net earnings	$ 69,836	$ 65,744	$ 88,193	$ 71,551	$ 62,267	$ 63,939
Adjusted Diluted Earnings Per Share:						
GAAP diluted EPS	$ 1.58	$ 1.51	$ 2.13	$ 1.69	$ 1.34	$ 1.53
Amortization of intangible assets	0.25	0.22	0.22	0.22	0.22	0.21
Amortization of debt discount and issuance costs	—	0.08	—	0.08	—	—
Other	0.22	0.07	0.17	0.04	0.22	0.05
Income taxes on non-GAAP adjustments	(0.12)	(0.09)	(0.10)	(0.09)	(0.11)	(0.06)
Impact of benefit from note hedge	0.06	0.08	0.11	0.09	0.11	0.08
Adjusted non-GAAP diluted EPS	$ 1.99	$ 1.87	$ 2.53	$ 2.03	$ 1.78	$ 1.81
Shares used in diluted EPS calculation	36,340	36,745	36,336	36,871	37,207	36,981
Impact of benefit from note hedge	(1,187)	(1,509)	(1,459)	(1,604)	(2,310)	(1,677)
Shares used in Adjusted non-GAAP diluted EPS calculation	35,153	35,236	34,877	35,267	34,897	35,304

Insight.

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable

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26

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 273 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, (vi) debt discount amortization, and (vii) the tax effects of each of these items, as applicable US Dollars in $000s, except per share data TTM Q1-21 TTM Q2-21 TTM Q3-21 2021 TTM Q1-22 TTM Q2-22 TTM Q3-22 2022 TTM Q1-23 TTM Q2-23 Adjusted Consolidated Earnings from Operations: GAAP consolidated EFO $ 285,736 $ 300,017 $ 321,686 $ 332,061 $ 344,886 $ 385,973 $ 393,101 $ 413,700 $ 411,312 $ 400,367 Amortization of intangible assets 35,468 33,522 32,077 32,045 31,929 31,765 32,763 32,892 33,277 33,658 Other 2,928 (3,566) (2,096) (1,634) 6,889 9,996 15,429 20,018 26,421 24,999 Adjusted non-GAAP consolidated EFO $ 324,132 $ 329,973 $ 351,667 $ 362,472 $ 383,704 $ 427,734 $ 441,293 $ 466,610 $ 471,010 $ 459,024 GAAP EFO as a percentage of net sales 3.4% 3.5% 3.5% 3.5% 3.5% 3.7% 3.7% 4.0% 4.1% 4.1 % Adjusted non-GAAP EFO as a percentage of net sales 3.9% 3.8% 3.8% 3.8% 3.9% 4.1% 4.2% 4.5% 4.7% 4.7 % Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 181,847 $ 194,023 $ 210,600 $ 219,345 $ 232,808 $ 263,431 $ 265,264 $ 280,608 $ 273,949 $ 265,247 Amortization of intangible assets 35,468 33,522 32,077 32,045 31,929 31,765 32,763 32,892 33,277 33,658 Amortization of debt discount and issuance costs 11,737 11,864 11,994 12,124 9,141 6,128 3,079 — — — Other 2,928 (3,566) (2,096) (1,634) 6,889 9,996 15,429 20,018 26,421 24,999 Income taxes on non-GAAP adjustments (12,342) (10,317) (10,154) (10,325) (11,806) (11,843) (12,966) (13,306) (15,107) (15,061) Adjusted non-GAAP consolidated net earnings $ 219,638 $ 225,526 $ 242,421 $ 251,555 $ 268,961 $ 299,477 $ 303,569 $ 320,212 $ 318,540 $ 308,843 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 5.09 $ 5.36 $ 5.77 $ 5.95 $ 6.30 $ 7.15 $ 7.22 $ 7.66 $ 7.47 $ 7.22 Amortization of intangible assets 0.99 0.93 0.88 0.87 0.86 0.86 0.89 0.90 0.91 0.92 Amortization of debt discount and issuance costs 0.33 0.33 0.33 0.33 0.25 0.17 0.08 — — — Other 0.08 (0.10) (0.06) (0.04) 0.19 0.27 0.42 0.55 0.72 0.68 Income taxes on non-GAAP adjustments (0.35) (0.29) (0.28) (0.28) (0.32) (0.32) (0.35) (0.36) (0.41) (0.41) Impact of benefit from note hedge 0.06 0.12 0.19 0.27 0.33 0.36 0.35 0.36 0.40 0.45 Adjusted non-GAAP diluted EPS $ 6.20 $ 6.35 $ 6.83 $ 7.10 $ 7.61 $ 8.49 $ 8.61 $ 9.11 $ 9.09 $ 8.86 Shares used in diluted EPS calculation 35,708 36,176 36,526 36,863 36,933 36,855 36,753 36,620 36,676 36,731 Impact of benefit from note hedge (260) (674) (1,052) (1,453) (1,612) (1,583) (1,501) (1,466) (1,624) (1,868) Shares used in Adjusted non-GAAP diluted EPS calculation 35,448 35,502 35,474 35,410 35,321 35,272 35,252 35,154 35,052 34,863

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 283 Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring-related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration-related expenses, and (vi) the tax effects of each of these items, as applicable US Dollars in $000s, except per share data 2018 Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 163,677 Amortization of intangible assets 15,737 Other 3,706 Income taxes on non-GAAP adjustments (4,767) Adjusted non-GAAP consolidated net earnings $ 178,353 Adjusted Diluted Earnings Per Share: GAAP diluted EPS $ 4.55 Amortization of intangible assets 0.43 Other 0.10 Income taxes on non-GAAP adjustments (0.13) Impact of benefit from note hedge — Adjusted non-GAAP diluted EPS $ 4.95 Shares used in diluted EPS calculation 36,009 Impact of benefit from note hedge — Shares used in Adjusted non-GAAP diluted EPS calculation 36,009

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 293 Financial Results by Offering Category US Dollars in $000s Q2-21 Q3-21 Q4-21 FY 2021 Q1-22 Q2-22 Q3-22 Q4-22 FY 2022 Q1-23 Q2-23 Consolidated IEI by Offering Category Hardware $ 1,350,944 $ 1,592,495 $ 1,631,046 $ 5,889,510 $ 1,673,588 $ 1,731,116 $ 1,572,275 $ 1,473,916 $ 6,450,895 $ 1,328,845 $ 1,310,273 Software 538,234 531,744 582,644 2,230,617 636,699 618,126 596,922 645,145 2,496,892 638,800 635,336 Total Products 1,889,178 2,124,239 2,213,690 8,120,127 2,310,287 2,349,242 2,169,197 2,119,061 8,947,787 1,967,645 1,945,609 Agent Services 142,955 122,632 136,513 521,687 126,049 168,373 138,617 159,546 592,585 143,543 178,948 Insight Delivered Services 197,368 200,650 215,820 794,299 214,514 225,762 226,540 224,003 890,819 212,759 225,039 Total Services 340,323 323,282 352,333 1,315,986 340,563 394,135 365,157 383,549 1,483,404 356,302 403,987 Total Net Sales $ 2,229,501 $ 2,447,521 $ 2,566,023 $ 9,436,113 $ 2,650,850 $ 2,743,377 $ 2,534,354 $ 2,502,610 $ 10,431,191 $ 2,323,947 $ 2,349,596 Product Cost $ 1,715,729 $ 1,930,096 $ 2,013,825 $ 7,380,908 $ 2,107,209 $ 2,135,895 $ 1,956,679 $ 1,911,469 $ 8,111,252 $ 1,772,729 $ 1,749,448 Services Cost 147,089 152,880 167,343 607,648 164,780 169,593 178,417 170,582 683,372 159,903 166,958 Total Cost of Goods Sold $ 1,862,818 $ 2,082,976 $ 2,181,168 $ 7,988,556 $ 2,271,989 $ 2,305,488 $ 2,135,096 $ 2,082,051 $ 8,794,624 $ 1,932,632 $ 1,916,406 Product Gross Profit $ 173,449 $ 194,143 $ 199,865 $ 739,219 $ 203,078 $ 213,347 $ 212,518 $ 207,592 $ 836,535 $ 194,916 $ 196,161 Services Gross Profit 193,234 170,402 184,990 708,338 175,783 224,542 186,740 212,967 800,032 196,399 237,029 Total Gross Profit $ 366,683 $ 364,545 $ 384,855 $ 1,447,557 $ 378,861 $ 437,889 $ 399,258 $ 420,559 $ 1,636,567 $ 391,315 $ 433,190 % of Total Net Sales Hardware 61% 65% 64% 62% 63% 63% 62% 59% 62% 57% 56 % Software 24% 22% 23% 24% 24% 23% 24% 26% 24% 27% 27 % Total Products 85% 87% 86% 86% 87% 86% 86% 85% 86% 85% 83 % Agent Services 6% 5% 5% 6% 5% 6% 5% 6% 6% 6% 8 % Insight Delivered Services 9% 8% 8% 8% 8% 8% 9% 9% 9% 9% 10 % Total Services 15% 13% 14% 14% 13% 14% 14% 15% 14% 15% 17% % of Total Services Net Sales Agent Services 42% 38% 39% 40% 37% 43% 38% 42% 40% 40% 44 % Insight Delivered Services 58% 62% 61% 60% 63% 57% 62% 58% 60% 60% 56 % Note: Numbers may not foot or cross foot due to immaterial rounding

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2022 Insight Direct USA, Inc. All Rights Reserved. 303 Convertible Senior Notes • Insight Convertible Senior Notes - $350 million principal • Required to settle the convertible notes principal/par value in cash • Excess required to be settled in shares resulting in dilution in GAAP reported Diluted Earnings Per Share (“DEPS”) • DEPS incremental shares for GAAP reporting purposes are not issued at the time of reporting and are a non-GAAP exclusion for the Company (up to the strike price of the warrants of $103.12) • The bond hedge effectively raises the potential dilution point of the convertible notes and call spread from $68.32 up to $103.12, as illustrated below: NSIT stock price Relevance of stock price Net shares owed on Convertible Notes Net shares received from bond hedge Net shares owed on Warrants GAAP additional dilution * Non-GAAP additional dilution * $ 51.56 Price at issuance of Notes — — — — — $ 68.32 Conversion price of Notes — — — — — $ 88.82 Market trigger price 1,182,606 (1,182,606) — 1,182,606 — $ 103.12 Warrants strike price 1,729,056 (1,729,056) — 1,729,056 — $ 120.00 Example average quarterly stock price 2,206,493 (2,206,493) 720,658 2,927,151 720,658 $ 140.00 Example average quarterly stock price 2,623,160 (2,623,160) 1,349,587 3,972,747 1,349,587 $ 150.00 Example average quarterly stock price 2,789,827 (2,789,827) 1,601,158 4,390,985 1,601,158 Example calculation - net shares owed on Warrants Warrants issued [a] Excess ave. share price [b] Value of excess [c = a x b] Dilutive shares [d = c / $120] $120 average share price for quarter 5,123,160 $ 16.88 $ 86,478,941 720,658 *Additional shares to be included in our weighted average shares outstanding calculation for each quarter